   Accrued Interest Date:                                                                Collection Period Ending:
   26-Dec-01                                                                                             31-Dec-01
   Distribution Date:                        BMW Vehicle Owner Trust 2001-A                               Period #
                                             ------------------------------
   25-Jan-02                                                                                                     8

   ---------------------------------------------------------------------------------------------------------------

   Balances
   ---------------------------------------------------------------------------------------------------------------
                                                                    Initial       Period End
      Receivables                                            $1,489,992,840   $1,166,899,487
      Pre-Funding Account                                       $99,965,067               $0
      Capitalized Interest Account                               $1,045,665               $0
      Reserve Account                                           $22,349,893      $29,172,487
      Yield Supplement Overcollateralization                     $8,157,907       $5,636,482
      Class A-1 Notes                                          $329,000,000               $0
      Class A-2 Notes                                          $448,000,000     $358,223,373
      Class A-3 Notes                                          $499,000,000     $499,000,000
      Class A-4 Notes                                          $274,000,000     $274,000,000
      Class B Notes                                             $31,800,000      $31,800,000

   Current Collection Period
   ---------------------------------------------------------------------------------------------------------------

      Beginning Receivables Outstanding                      $1,218,245,665
      Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                      $27,346,614
           Receipts of Pre-Paid Principal                       $22,914,414
           Liquidation Proceeds                                    $625,174
           Principal Balance Allocable to Purchased Receivables          $0
           Release from Pre-Funding Account                              $0
        Total Receipts of Principal                             $50,886,202

        Interest Distribution Amount
           Receipts of Interest                                  $9,308,891
           Servicer Advances                                         $8,622
           Reimbursement of Previous Servicer Advances                   $0
           Accrued Interest on Purchased Receivables                     $0
           Recoveries                                               $48,800
           Capitalized Interest Payments                                 $0
           Net Investment Earnings                                  $58,739
        Total Receipts of Interest                               $9,425,052

        Release from Reserve Account                                     $0

      Total Distribution Amount                                 $60,311,254

      Ending Receivables Outstanding                         $1,166,899,487

   Servicer Advance Amounts
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Unreimbursed Previous Servicer Advance       $32,909
      Current Period Servicer Advance                                $8,622
      Current Reimbursement of Previous Servicer Advance                 $0
      Ending Period Unreimbursed Previous Servicer Advances         $41,531

   Collection Account
   ---------------------------------------------------------------------------------------------------------------

      Deposits to Collection Account                            $60,311,254
      Withdrawals from Collection Account
        Servicing Fees                                           $1,015,205
        Class A Noteholder Interest Distribution                 $4,572,507
        First Priority Principal Distribution                            $0
        Class B Noteholder Interest Distribution                   $144,690
        Regular Principal Distribution                          $50,595,361
        Reserve Account Deposit                                          $0
        Unpaid Trustee Fees                                              $0
        Excess Funds Released to Depositor                       $3,983,492
      Total Distributions from Collection Account               $60,311,254


                                                                     Page 1 of 3

   Accrued Interest Date:                                                                Collection Period Ending:
   26-Dec-01                                                                                             31-Dec-01
   Distribution Date:                        BMW Vehicle Owner Trust 2001-A                               Period #
                                             ------------------------------
   25-Jan-02                                                                                                     8

   ---------------------------------------------------------------------------------------------------------------

   Excess Funds Released to the Depositor
   ---------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                             $1,283,654
        Release from Collection Account                          $3,983,492
      Total Excess Funds Released to the Depositor               $5,267,146

   Note Distribution Account
   ---------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account              $55,312,558
      Amount Deposited from the Reserve Account                          $0
      Amount Paid to Noteholders                                $55,312,558

   Distributions
   ---------------------------------------------------------------------------------------------------------------


      Monthly Principal Distributable Amount                Current Payment   Ending Balance Per $1,000    Factor
      Class A-1 Notes                                                    $0               $0     $0.00      0.00%
      Class A-2 Notes                                           $50,595,361     $358,223,373   $112.94     79.96%
      Class A-3 Notes                                                    $0     $499,000,000     $0.00    100.00%
      Class A-4 Notes                                                    $0     $274,000,000     $0.00    100.00%
      Class B Notes                                                      $0      $31,800,000     $0.00    100.00%

      Interest Distributable Amount                         Current Payment       Per $1,000
      Class A-1 Notes                                                    $0            $0.00
      Class A-2 Notes                                            $1,451,307            $3.24
      Class A-3 Notes                                            $1,954,417            $3.92
      Class A-4 Notes                                            $1,166,783            $4.26
      Class B Notes                                                $144,690            $4.55



   Carryover Shortfalls
   ---------------------------------------------------------------------------------------------------------------

                                                     Prior Period Carryover  Current Payment Per $1,000
      Class A-1 Interest Carryover Shortfall                             $0               $0        $0
      Class A-2 Interest Carryover Shortfall                             $0               $0        $0
      Class A-3 Interest Carryover Shortfall                             $0               $0        $0
      Class A-4 Interest Carryover Shortfall                             $0               $0        $0
      Class B Interest Carryover Shortfall                               $0               $0        $0


   Receivables Data
   ---------------------------------------------------------------------------------------------------------------

                                                           Beginning Period    Ending Period
      Number of Contracts                                            61,081           58,336
      Weighted Average Remaining Term                                 45.51            42.65
      Weighted Average Annual Percentage Rate                         7.65%            7.64%

      Delinquencies Aging Profile End of Period               Dollar Amount       Percentage
        Current                                              $1,047,789,844           89.79%
        1-29 days                                               $99,500,469            8.53%
        30-59 days                                              $15,603,444            1.34%
        60-89 days                                               $2,557,271            0.22%
        90-119 days                                                $764,806            0.07%
        120+ days                                                  $683,654            0.06%
        Total                                                $1,166,899,487          100.00%
        Delinquent Receivables +30 days past due                $19,609,174            1.68%


                                                                     Page 2 of 3

   Accrued Interest Date:                                                                Collection Period Ending:
   26-Dec-01                                                                                             31-Dec-01
   Distribution Date:                        BMW Vehicle Owner Trust 2001-A                               Period #
                                             ------------------------------
   25-Jan-02                                                                                                     8

   ---------------------------------------------------------------------------------------------------------------

      Charge-offs
        Gross Principal Charge-Offs for Current Period             $459,976
        Recoveries for Current Period                               $48,800
        Net Losses for Current Period                              $411,175

        Cumulative Realized Losses                               $1,581,720


      Repossessions                                           Dollar Amount            Units
        Beginning Period Repossessed Receivables Balance            $53,777               53
        Ending Period Repossessed Receivables Balance            $1,479,427               59
        Principal Balance of 90+ Day Repossessed Vehicles           $53,777                1



   Yield Supplement Overcollateralization
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                           $5,927,323
      Beginning Period Amount                                    $5,927,323
      Ending Period Required Amount                              $5,636,482
      Current Period Release                                       $290,841
      Ending Period Amount                                       $5,636,482
      Next Distribution Date Required Amount                     $5,352,752

   Capitalized Interest Account
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                                   $0
      Beginning Period Amount                                            $0
      Net Investment Earnings                                            $0
      Current Period Release to Depositor                                $0
      Ending Period Required Amount                                      $0
      Ending Period Amount                                               $0


   Pre-Funding Account
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Amount                                            $0
      Net Investment Earnings                                            $0
      Release to Servicer for Additional Loans                           $0
      Current Period Release for Deposit to Collection Account           $0
      Ending Period Amount                                               $0

   Reserve Account
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                          $30,456,142
      Beginning Period Amount                                   $30,456,142
      Net Investment Earnings                                       $58,738
      Current Period Deposit                                             $0
      Current Period Release to Collection Account                       $0
      Current Period Release to Depositor                        $1,283,654
      Ending Period Required Amount                             $29,172,487
      Ending Period Amount                                      $29,172,487






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